UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 19, 2005
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                        TUMBLEWEED COMMUNICATIONS CORP.

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            (Exact name of registrant as specified in its charter)

            Delaware                         000-26223         94-3336053
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 (State or other jurisdiction of      (Commission File       (IRS Employer
         incorporation)                    Number)          Identification No.)

  700 Saginaw Drive, Redwood City, California             94063
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   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code        (650) 216-2000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

                  On July 19, 2005, Tumbleweed Communications Corp. (the "Company") approved the acceleration of vesting of certain unvested and "out-of-the-money" stock options with exercise prices equal to or greater than $3.82 per share previously awarded to its employees (including its executive officers) and its directors under the Company's equity compensation plans. The acceleration of vesting will be effective for stock options outstanding as of July 19, 2005. Options to purchase approximately 1.7 million shares of common stock or 22.75% of the Company's outstanding unvested options (of which options to purchase approximately 204,166 shares or 2.7% of the Company's outstanding unvested options are held by the Company's directors and executive officers) are subject to the acceleration. The weighted average exercise price of the options subject to the acceleration is $4.9995.

                  The purpose of the acceleration is to enable the Company to avoid recognizing compensation expense associated with these options in future periods in its consolidated statements of operations, upon adoption of FASB Statement No. 123R (Share-Based Payment) in January 2006. The Company also believes that because the options to be accelerated have exercise prices in excess of the current market value of the Company's common stock, the options have limited economic value and are not fully achieving their original objective of incentive compensation and employee retention.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              TUMBLEWEED COMMUNICATIONS CORP.



                                              By:    /s/ Eric Schelzinger
                                                 ------------------------------
                                              Name:  Eric Schelzinger
                                              Title:   Assistant Secretary


Date:  July 22, 2005